SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K



               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report: December 1, 2000                   Commission file number 1-5885
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                         J.P. MORGAN & CO. INCORPORATED
             (Exact name of registrant as specified in its charter)



         Delaware                                              13-2625764
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(State or other jurisdiction                               (I.R.S. Employer
     of incorporation)                                     Identification No.)



  60 Wall Street, New York, New York                          10260-0060
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(Address of principal executive offices)                      (Zip Code)



      (Registrant's telephone number, including area code) (212) 483-2323
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Item 5. Other Events

     On November 30, 2000, The Chase Manhattan Corporation and J.P. Morgan & Co. Incorporated announced the Board of Directors of J.P. Morgan Chase & Co., effective upon the consummation of the merger between Chase and J.P. Morgan. Attached as an exhibit is a copy of the press release with respect to the foregoing.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

The following exhibit is filed with this report.

Exhibit Number                                       Description
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    99.1                                             Press Release




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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             J.P. MORGAN & CO. INCORPORATED
                                                     (Registrant)


                                                   /s/ James Berry
                                             -------------------------------
Dated: December 1, 2000                                James Berry
                                                       Assistant Secretary




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